[Logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          DECEMBER 31, 2000
WE INVENTED THE MUTUAL FUND(R)




                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) CAPITAL
                              OPPORTUNITIES SERIES

MFS(R) CAPITAL OPPORTUNITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGER                                        contact your investment professional.
Maura A. Shaughnessy*
                                                         CUSTODIAN
TREASURER                                                State Street Bank and Trust Company
James O. Yost*
                                                         AUDITORS
ASSISTANT TREASURERS                                     Deloitte & Touche LLP
Mark E. Bradley*
Robert R. Flaherty*                                      WORLD WIDE WEB
Laura F. Healy*                                          www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED              MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2000, the series' Initial Class shares provided a total return of -3.66%, and Service Class shares returned -3.76%, including the reinvestment of any distributions. This compares to a -9.11% return over the same period for the series' benchmark, the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance.

The past year has seen an extreme amount of market volatility. The market began to take off in October of 1999 - a run that lasted until the following March. Leading the charge were stocks with high earnings growth prospects, especially technology names. These stocks were priced to perfection, meaning that the slightest disappointment could trigger a selloff. That's eventually what happened in March when investors worried that slower economic growth might weaken corporate earnings. From March to May, stock prices fell off sharply, as investors abandoned high-growth sectors for more defensive ones like utilities. Over the summer, the market, for the most part, leveled off. But the stocks of telecommunications operators began to weaken as competition increased and long-distance voice revenues slowed. In the fall, the equipment and networking stocks sank amid concerns that the operators would be forced to cut back on capital spending. Cellular stocks also plunged as earnings growth began to decelerate. The telecommunications rout, along with signs that the economic slowdown was more dramatic than expected, kept stocks headed down throughout the fall.

For most of the period, our technology stake was roughly equal to that of the market, which is typical for the series. What helped us avoid some of the pitfalls of this volatile environment was our careful stock selection. Our strategy is to buy stocks with strong earnings growth selling at reasonable prices. When we feel they're fully valued, we sell our stake. This discipline helped minimize our downside risk during the correction in technology stocks. We also had above-average stakes in sectors that did well this past year, including energy, insurance, and utilities. Finally, strong stock picking in more defensive sectors such as pharmaceuticals and industrial services helped. Unfortunately, our higher-than-average stake in telecommunications -- and our focus within that sector on newer entrants -- hindered overall performance.

Among the positive contributors to the series' performance were the more defensive names - companies with predictable earnings that have not been closely tied to economic growth. We bought Bristol-Myers Squibb when pharmaceutical stocks were down due to concerns about possible changes in Medicare reimbursement policies. The company also had some major drugs that were losing their patent exclusivity protection. The stock has since benefited from the general rotation into defensive names, as well as a delay in the release of generic versions of the drugs coming off patent protection. Other strong performers included the Federal Home Loan Mortgage Corporation, which recently received a clean bill of health after being investigated by a Congressional subcommittee; United Technologies, which benefited from the strong aerospace cycle; and AES, an independent power producer and natural gas supplier that did well as natural gas prices rose and electricity continued to be in short supply. Another large investment was Tyco International, a conglomerate whose stock price recovered following an investigation of its accounting practices.

Our biggest disappointments definitely came in the technology and telecommunications sectors. Stocks such as Nortel Networks, a leading telecom equipment supplier, got hammered when investors realized there might be a slowdown in equipment spending by telecommunications carriers. In addition, the company announced in the third quarter that optical revenues were slightly below expectations, undermining investor confidence. In the wireless area, slowing demand for handsets hurt revenue growth and profit margins, causing Motorola's stock price to fall. We sold most or all of our stakes in both these stocks. Another disappointment was Samsung Electronics, whose stock price dropped as semiconductor demand softened. Fortunately, we sold a lot of our shares before the stock price headed south. In the telecommunications area, Sprint PCS struggled as new subscriber growth rates slowed, lowering earnings expectations. And XO Communications, formerly Nextlink Communications, suffered just because it was in an out-of-favor sector. However, we believe XO is one of the strongest new entrants out there, so we used the opportunity to boost our stake.

In addition to boosting our stake in XO, we also tried to take advantage of the general market weakness by buying the stocks of strong companies that are now selling at relatively cheap prices. Among the names we've added to include Vodafone, the top wireless company in Europe. We also increased our stake in Microsoft, which stands to benefit as more companies start adopting Windows 2000, and Cisco Systems, a leader in high-speed Internet networking systems. These are companies that were hurt by the downturns in technology and telecom, but retained strong positions in high-growth industries. We also bought Calpine, an independent power producer, whose stock price tumbled when investors decided the whole sector was getting too pricey. We believed Calpine's stock would rebound as power shortages persisted, and it has. The other part of what we've been doing is building our stakes in health care, retailing, and financial services, choosing stocks whose earnings looked predictable even in a slower growth environment. In health care, we bought drug companies such as Pharmacia and Pfizer; in retailing, the drugstore CVS and the grocery chain Safeway; and in financial services, insurers such as St. Paul Companies. Many of these names helped the series during the stormy second half.

Looking forward, we expect there could be more tough sledding ahead, especially in the technology and telecommunications sectors. We've retained high stakes, however, in both of these sectors because we think they offer great long-term growth prospects. According to our research, in 2000 technology stocks on average generated a solid increase in earnings. Over the same period, tech stock prices were down quite a bit. Given that stock prices usually follow earnings, we expect a recovery. In telecom, we believe the growth of the Internet, deregulation, consolidation, and innovation are all fueling long-term growth. Our strategy is to stick with what we feel is the "A-team", the players with experienced management and solid business plans, because we expect they will be among the first to come back once these sectors move back into favor. But we've also balanced the portfolio with more defensive names that could continue to do well even if the economy slows. We believe this balanced structure, along with careful stock selection, will help the series weather whatever market conditions are ahead.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)). She is portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities. Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds a Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Class Inception:  Initial Class  August 14, 1996
                  Service Class  May 1, 2000

Size: $148.2 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes may be greater or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 2000. Index information is from August 1, 1996.)

                      MFS Capital Opportunities            S&P 500
                       Series - Initial Class          Composite Index
      ----------------------------------------------------------------
       8/96                    $10,000                     $10,211
      12/96                     10,878                      11,685
      12/97                     13,757                      15,583
      12/98                     17,444                      20,036
      12/99                     25,717                      24,253
      12/00                     24,777                      22,044

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS                           1 Year          3 Years            Life*
--------------------------------------------------------------------------------
Cumulative Total Return                 -3.66%          +80.10%         +147.77%
--------------------------------------------------------------------------------
Average Annual Total Return             -3.66%          +21.67%         + 23.01%
--------------------------------------------------------------------------------

SERVICE CLASS                           1 Year          3 Years            Life*
--------------------------------------------------------------------------------
Cumulative Total Return                 -3.76%          +79.91%         +147.51%
--------------------------------------------------------------------------------
Average Annual Total Return             -3.76%          +21.62%         + 22.98%
--------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                        1 Year          3 Years            Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#  -9.11%          +12.26%         + 19.60%
--------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 2000. Index information is from August 1, 1996.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 96.0%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                    VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 87.7%
  Aerospace - 3.6%
    Boeing Co.                                                          25,400             $  1,676,400
    Honeywell International, Inc.                                       13,895                  657,407
    United Technologies Corp.                                           38,200                3,003,475
                                                                                           ------------
                                                                                           $  5,337,282
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.3%
    Bank America Corp.                                                  26,700             $  1,224,862
    Chase Manhattan Corp.                                               52,850                2,401,372
    U.S. Bancorp                                                        44,800                1,307,600
                                                                                           ------------
                                                                                           $  4,933,834
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.8%
    Pharmacia Corp.                                                     18,150             $  1,107,150
-------------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    Computer Sciences Corp.*                                            10,600             $    637,325
    Nextel Partners, Inc.*                                              30,100                  506,056
                                                                                           ------------
                                                                                           $  1,143,381
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Sprint Corp. (PCS Group)*                                           82,800             $  1,692,225
    Voicestream Wireless Corp.*                                          2,720                  273,700
                                                                                           ------------
                                                                                           $  1,965,925
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.3%
    Compaq Computer Corp.                                               69,200             $  1,041,460
    Dell Computer Corp.*                                                51,710                  901,693
                                                                                           ------------
                                                                                           $  1,943,153
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    Microsoft Corp.*                                                    46,500             $  2,016,938
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.6%
    Art Technology Group, Inc.*                                         13,700             $    418,706
    EMC Corp.*                                                          30,100                2,001,650
                                                                                           ------------
                                                                                           $  2,420,356
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.2%
    Brocade Communications Systems, Inc.*                                3,800             $    348,888
    Digex, Inc.*                                                         8,820                  198,450
    E.piphany, Inc.*                                                    12,500                  674,219
    Extreme Networks, Inc.*                                             19,300                  755,112
    I2 Technologies, Inc.*                                               6,670                  362,681
    JNI Corp.*                                                          25,390                  576,036
    Oracle Corp.*                                                       33,600                  976,500
    Rational Software Corp.*                                            18,900                  735,919
    Redback Networks, Inc.*                                              3,200                  131,200
    VERITAS Software Corp.*                                             16,219                1,419,162
                                                                                           ------------
                                                                                           $  6,178,167
-------------------------------------------------------------------------------------------------------
  Conglomerates - 3.0%
    Tyco International Ltd.                                             78,980             $  4,383,390
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    QLogic Corp.*                                                       10,500             $    808,500
-------------------------------------------------------------------------------------------------------
  Electronics - 3.2%
    Fairchild Semiconductor International Co.*                          28,900             $    417,244
    Flextronics International Ltd.*                                     83,600                2,382,600
    Intel Corp.                                                         18,600                  559,162
    Micron Technology, Inc.*                                            35,300                1,253,150
    Xilinx, Inc.*                                                        1,600                   73,800
                                                                                           ------------
                                                                                           $  4,685,956
-------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Dynegy, Inc.                                                         6,400             $    358,800
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.2%
    Clear Channel Communications, Inc.*                                 14,900             $    721,719
    Harrah's Entertainment, Inc.*                                       36,006                  949,658
    Infinity Broadcasting Corp., "A"*                                   44,150                1,233,441
    Viacom, Inc., "B"*                                                   8,700                  406,725
                                                                                           ------------
                                                                                           $  3,311,543
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.9%
    Citigroup, Inc.                                                     40,602             $  2,073,240
    Federal Home Loan Mortgage Corp.                                    37,790                2,602,786
    Federal National Mortgage Assn                                       2,500                  216,875
    First Union Corp.                                                   12,700                  353,219
    FleetBoston Financial Corp.                                         37,900                1,423,619
    Goldman Sachs Group, Inc.                                            9,950                1,064,028
    Lehman Brothers Holdings, Inc.                                      16,900                1,142,862
    Morgan Stanley Dean Witter & Co.                                    13,600                1,077,800
    Schwab (Charles) Corp.                                              11,600                  329,150
                                                                                           ------------
                                                                                           $ 10,283,579
-------------------------------------------------------------------------------------------------------
  Insurance - 4.6%
    AFLAC, Inc.                                                         14,970             $  1,080,647
    American International Group, Inc.                                   7,350                  724,434
    CIGNA Corp.                                                          2,600                  343,980
    Hartford Financial Services Group, Inc.                             28,829                2,036,048
    St. Paul Cos., Inc.                                                 12,900                  700,631
    UnumProvident Corp.                                                 71,570                1,923,444
                                                                                           ------------
                                                                                           $  6,809,184
-------------------------------------------------------------------------------------------------------
  Internet - 1.3%
    XO Communications, Inc.*                                           109,800             $  1,955,813
-------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                                                   17,200             $    787,975
    Ingersoll Rand Co.                                                  24,400                1,021,750
                                                                                           ------------
                                                                                           $  1,809,725
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.1%
    American Home Products Corp.                                        28,870             $  1,834,688
    Bristol-Myers Squibb Co.                                            36,100                2,669,144
    Pfizer, Inc.                                                        35,425                1,629,550
                                                                                           ------------
                                                                                           $  6,133,382
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.7%
    Applera Corp. - Applied Biosystems Group                            19,400             $  1,824,813
    Medtronic, Inc.                                                     12,200                  736,575
                                                                                           ------------
                                                                                           $  2,561,388
-------------------------------------------------------------------------------------------------------
  Oil Services - 6.7%
    Baker Hughes, Inc.                                                  49,500             $  2,057,344
    Cooper Cameron Corp.*                                               24,900                1,644,956
    Global Marine, Inc.*                                                81,300                2,306,887
    Noble Drilling Corp.*                                               28,500                1,237,969
    Weatherford International, Inc.*                                    57,000                2,693,250
                                                                                           ------------
                                                                                           $  9,940,406
-------------------------------------------------------------------------------------------------------
  Oils - 7.5%
    Coastal Corp.                                                       18,800             $  1,660,275
    Conoco, Inc.                                                        52,501                1,519,247
    Grant Pride Co., Inc.*                                             127,300                2,792,644
    Santa Fe International Corp.                                        90,270                2,894,282
    Transocean Sedco Forex, Inc.                                        47,806                2,199,076
                                                                                           ------------
                                                                                           $ 11,065,524
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Gannett Co., Inc.                                                    7,900             $    498,194
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Pinnacle Holdings, Inc.*                                            34,000             $    308,125
-------------------------------------------------------------------------------------------------------
  Retail - 4.1%
    CVS Corp.                                                           18,400             $  1,102,850
    Gap, Inc.                                                           43,100                1,099,050
    Home Depot, Inc.                                                    19,500                  890,906
    RadioShack Corp.                                                    29,700                1,271,532
    Wal-Mart Stores, Inc.                                               31,720                1,685,125
                                                                                           ------------
                                                                                           $  6,049,463
-------------------------------------------------------------------------------------------------------
  Supermarkets - 2.1%
    Kroger Co.*                                                         52,578             $  1,422,892
    Safeway, Inc.*                                                      26,000                1,625,000
                                                                                           ------------
                                                                                           $  3,047,892
-------------------------------------------------------------------------------------------------------
  Technology - 0.1%
    Inrange Technologies Corp.*                                          7,750             $    131,266
-------------------------------------------------------------------------------------------------------
  Telecommunications - 12.9%
    ADC Telecommunications, Inc.*                                       68,280             $  1,237,575
    Allegiance Telecom, Inc.*                                           64,570                1,437,691
    American Tower Corp., "A"*                                          10,620                  402,233
    AT&T Corp., "A"*                                                    20,000                  271,250
    Cabletron Systems, Inc.*                                            43,800                  659,737
    CIENA Corp.*                                                        11,400                  926,250
    Cisco Systems, Inc.*                                                67,100                2,566,575
    Corning, Inc.                                                       47,040                2,484,300
    Cox Communications, Inc.*                                            5,700                  265,406
    EchoStar Communications Corp.*                                      59,890                1,362,497
    General Motors Corp., "H"*                                          51,900                1,193,700
    McLeodUSA, Inc., "A"*                                               65,500                  925,187
    Metromedia Fiber Network, Inc., "A"*                                62,420                  632,003
    Network Appliance, Inc.*                                             8,800                  564,850
    NTL, Inc.*                                                          27,951                  669,077
    Qwest Communications International, Inc.*                           41,600                1,705,600
    Tekelec Co.*                                                        24,600                  738,000
    UnitedGlobalCom, Inc.*                                              43,900                  598,138
    Williams Communications Group, Inc.*                                18,500                  217,375
    Winstar Communications, Inc.*                                       27,300                  319,069
                                                                                           ------------
                                                                                           $ 19,176,513
-------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 1.0%
    Comcast Corp., "A"*                                                 37,000             $  1,544,750
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.8%
    AES Corp.*                                                          39,660             $  2,196,172
    Calpine Corp.*                                                      61,300                2,762,331
    Edison International                                                36,500                  570,313
    NiSource, Inc.                                                       5,500                  169,125
                                                                                           ------------
                                                                                           $  5,697,941
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.7%
    Enron Corp.                                                         11,200             $    931,000
    Williams Cos., Inc.                                                 38,420                1,534,399
                                                                                           ------------
                                                                                           $  2,465,399
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $130,072,919
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.3%
  Australia - 0.5%
    Cable & Wireless Optus Ltd. (Telecommunications)                   338,200             $    699,632
-------------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    Ace Ltd. (Insurance)                                                 9,800             $    415,888
    Global Crossing Ltd. (Telecommunications)*                         131,300                1,879,231
                                                                                           ------------
                                                                                           $  2,295,119
-------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Nortel Networks Corp. (Telecommunications)                          41,600             $  1,333,800
    Telesystem International Wireless, Inc. (Telecommunications)*       17,900                   91,737
                                                                                           ------------
                                                                                           $  1,425,537
-------------------------------------------------------------------------------------------------------
  China - 1.1%
    China Mobile Ltd. (Telecommunications)*                            256,000             $  1,398,297
    China Mobile Ltd., ADR (Telecommunications)*                         9,900                  268,538
                                                                                           ------------
                                                                                           $  1,666,835
-------------------------------------------------------------------------------------------------------
  Israel - 0.6%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              2,000             $    267,125
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*        113,100                  664,462
                                                                                           ------------
                                                                                           $    931,587
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Completel Europe N.V. (Telecommunications)*                         29,590             $    101,960
    Libertel N.V. (Cellular Telecommunications)*                        32,700                  366,889
    United Pan-Europe Communications N.V
      (Telecommunications and Cable)*                                   47,100                  481,138
                                                                                           ------------
                                                                                           $    949,987
-------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Samsung Electronics (Electronics)                                    3,500             $    437,846
-------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Tele1 Europe Holdings AB (Telecommunications)*                      32,890             $    158,628
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                  1,400                    6,475
                                                                                           ------------
                                                                                           $    165,103
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Novartis AG (Medical and Health Products)                              430             $    760,275
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    HSBC Holdings PLC (Banks and Credit Cos.)*                          59,400             $    874,592
    Vodafone Group PLC (Telecommunications)*                           555,755                2,039,473
                                                                                           ------------
                                                                                           $  2,914,065
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 12,245,986
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $152,818,551)                                               $142,318,905
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.6%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01                      $    1,279             $  1,278,770
    Anheuser-Busch, Inc., due 1/02/01                                      353                  352,938
    Bank of America, due 1/02/01                                           232                  232,000
    Federal Home Loan Bank, due 1/02/01                                    192                  191,969
    Gannett, Inc., due 1/04/01##                                           240                  239,869
    Gillette Co., due 1/02/01                                              310                  309,945
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01                        1,133                1,132,592
    Merrill Lynch & Co., Inc., due 1/02/01                                 174                  173,968
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $  3,912,051
-------------------------------------------------------------------------------------------------------

Repurchase Agreements - 1.6%
-------------------------------------------------------------------------------------------------------
    Goldman Sachs, 6.45s dated 12/29/00, due 1/2/01,
      total to be received $2,001 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account)                                       $        2             $      2,000
    Merrill Lynch, 6.45s dated 12/29/00, due 1/2/01,
      total to be received $2,353,686 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account)                           2,352                2,352,000
-------------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Amortized Cost                                             $  2,354,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $159,084,602)                                          $148,584,956

Other Assets, Less Liabilities - (0.2)%                                                        (340,650)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $148,244,306
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## 4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $159,084,602)            $148,584,956
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         7,940,525
  Cash                                                                    1,564
  Receivable for investments sold                                     2,345,690
  Receivable for series shares sold                                     704,617
  Interest and dividends receivable                                      41,855
  Deferred organization expenses                                          1,147
  Other assets                                                            9,544
                                                                   ------------
      Total assets                                                 $159,629,898
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  3,413,826
  Payable for series shares reacquired                                   16,819
  Collateral for securities loaned, at value                          7,940,525
  Payable to affiliates -
    Management fee                                                        9,213
    Reimbursement fee                                                     1,843
    Distribution fee                                                        136
  Accrued expenses and other liabilities                                  3,230
                                                                   ------------
      Total liabilities                                            $ 11,385,592
                                                                   ------------
Net assets                                                         $148,244,306
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $146,528,982
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (10,501,637)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                12,208,204
  Accumulated undistributed net investment income                         8,757
                                                                   ------------
      Total                                                        $148,244,306
                                                                   ============
Shares of beneficial interest outstanding                            7,696,036
                                                                     =========
Initial class shares:
  Net asset value per share
    (net assets of $140,043,415 / 7,269,795 shares of beneficial
    interest outstanding)                                              $19.26
                                                                       ======
Service class shares:
  Net asset value per share
    (net assets of $8,200,891 / 426,241 shares of beneficial
    interest outstanding)                                              $19.24
                                                                       ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $    554,440
    Dividends                                                           503,769
    Foreign taxes withheld                                               (8,972)
                                                                   ------------
      Total investment income                                      $  1,049,237
                                                                   ------------
  Expenses -
    Management fee                                                 $    824,797
    Trustees' compensation                                                3,400
    Shareholder servicing agent fee                                      38,375
    Distribution fee (Service Class)                                      5,948
    Administrative fee                                                   14,964
    Custodian fee                                                        61,186
    Printing                                                             40,847
    Auditing fees                                                        34,564
    Legal fees                                                            1,568
    Amortization of organization expenses                                 1,842
    Miscellaneous                                                           877
                                                                   ------------
      Total expenses                                               $  1,028,368
    Fees paid indirectly                                                (10,611)
    Reimbursement of expenses to investment adviser                       4,514
                                                                   ------------
      Net expenses                                                 $  1,022,271
                                                                   ------------
        Net investment income                                      $     26,966
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 12,255,842
    Foreign currency transactions                                       (18,209)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $ 12,237,633
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(23,625,246)
    Translation of assets and liabilities in foreign currencies          (2,465)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
         translation                                               $(23,627,711)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(11,390,078)
                                                                   ------------
          Decrease in net assets from operations                   $(11,363,112)
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  2000                       1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                   $     26,966                $   (47,266)
  Net realized gain on investments and foreign currency
    transactions                                                   12,237,633                  7,237,544
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (23,627,711)                 9,712,329
                                                                 ------------                -----------
    Increase (decrease) in net assets from operations            $(11,363,112)               $16,902,607
                                                                 ------------                -----------
Distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions
  (Initial Class)                                                $ (7,295,294)               $  (100,358)
                                                                 ------------                -----------
Net increase in net assets from series share transactions        $103,730,992                $22,461,142
                                                                 ------------                -----------
      Total increase in net assets                               $ 85,072,586                $39,263,391
Net assets:
  At beginning of period                                           63,171,720                 23,908,329
                                                                 ------------                -----------
  At end of period (including accumulated net investment
    income of $8,757 and $0, respectively)                       $148,244,306                $63,171,720
                                                                 ============                ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                             PERIOD ENDED
                                            ------------------------------------------------------------        DECEMBER 31,
INITIAL CLASS SHARES                          2000              1999              1998              1997               1996*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $21.74            $14.79            $11.68            $10.66              $10.00
                                            ------            ------            ------            ------              ------
Income from investment operations# -
  Net investment income (loss)(S)           $ 0.01            $(0.02)           $ 0.03            $ 0.12              $ 0.07
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (0.66)             7.02              3.11              2.66                0.88
                                            ------            ------            ------            ------              ------
      Total from investment operations      $(0.65)           $ 7.00            $ 3.14            $ 2.78              $ 0.95
                                            ------            ------            ------            ------              ------
Less distributions declared to shareholders -
  From net investment income                $  --             $  --             $(0.02)           $(0.09)             $(0.03)
  From net realized gain on
    investments and foreign currency
    transactions                             (1.83)            (0.05)            (0.01)            (1.54)              (0.21)
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --                --                --                --                (0.01)
  From capital                                 --                --                --              (0.13)              (0.04)
                                            ------            ------            ------            ------              ------
      Total distributions declared to
        shareholders                        $(1.83)           $(0.05)           $(0.03)           $(1.76)             $(0.29)
                                            ------            ------            ------            ------              ------
Net asset value - end of period             $19.26            $21.74            $14.79            $11.68              $10.66
                                            ======            ======            ======            ======              ======
Total return                                 (3.66)%           47.42%            26.80%            26.47%               8.78%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  0.94%             1.02%             1.02%             1.02%               1.02%+
  Net investment income (loss)                0.03%            (0.13)%            0.21%             0.91%               1.72%+
Portfolio turnover                             109%              152%              144%              270%                 44%
Net assets at end of period (000
Omitted)                                  $140,043           $63,172           $23,908            $5,660              $1,351

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to
      May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)        $ 0.01            $(0.02)           $ 0.02            $(0.02)             $(0.04)
        Ratios (to average net assets):
          Expenses##                          0.93%             1.03%             1.11%             2.08%               3.83%+
          Net investment income (loss)        0.04%            (0.14)%            0.12%            (0.18)%             (1.11)%+
    * For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 1996.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
SERVICE CLASS SHARES                                                   2000*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $21.48
                                                                      ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.02)
  Net realized and unrealized loss on investments and foreign
    currency                                                           (2.22)
                                                                      ------
      Total from investment operations                                $(2.24)
                                                                      ------
Net asset value - end of period                                       $19.24
                                                                      ======
Total return                                                           (3.76)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.12%+
  Net investment loss                                                  (0.11)%+
Portfolio turnover                                                       109%
Net assets at end of period (000 Omitted)                             $8,201

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were under this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                             $(0.01)
      Ratios (to average net assets):
        Expenses##                                                      1.11%+
        Net investment loss                                            (0.10)%+
  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were thirty-six shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Deferred Organization Expenses - Costs incurred by the trust in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $7,622,999. These loans were collateralized by cash of $7,940,525 which was invested in the following short-term obligation:

                                                       SHARES         AMORTIZED
                                                    PRINCIPAL              COST
                                                       AMOUNT         AND VALUE
-------------------------------------------------------------------------------
Navigator securities lending prime portfolio        7,940,525        $7,940,525

Investment Transactions and Income - Investment transactions are recorded on the trade date. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as received, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $8,184 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $2,427 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended December 31, 2000, $18,209 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the trust's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $64,645.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution Fee - The Trustees have adopted a distribution plan relating to Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $204,113,168 and $110,810,158, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $159,707,379
                                                                 ------------
Gross unrealized depreciation                                    $ 14,534,792
Gross unrealized appreciation                                     (25,657,215)
                                                                 ------------
    Net unrealized depreciation                                  $(11,122,423)
                                                                 ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                        YEAR ENDED DECEMBER 31, 2000       YEAR ENDED DECEMBER 31, 1999
                                     -------------------------------      -----------------------------
                                            SHARES            AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              4,289,811       $93,234,896        1,585,132       $27,479,475
Shares issued to shareholders in
  reinvestment
  of distributions                         346,569         7,295,285            5,754           100,358
Shares redeemed                           (273,012)       (5,972,863)        (301,261)       (5,118,691)
                                         ---------       -----------        ---------       -----------
    Net increase                         4,363,368       $94,557,318        1,289,625       $22,461,142
                                         =========       ===========        =========       ===========

Service Class shares
                                     PERIOD ENDED DECEMBER 31, 2000*
                                     -------------------------------
                                            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                510,788       $10,970,226
Shares redeemed                            (84,547)       (1,796,552)
                                         ---------       -----------
    Net increase                           426,241       $ 9,173,674
                                         =========       ===========

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated series' participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $817. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Capital Opportunities Series:

We have audited the accompanying statement of assets and liabilities of MFS Capital Opportunities Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Opportunities Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $1,171,135 as a capital gain dividend for the year ended December 31, 2000.

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 2.45%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VVS-2 02/01 79.7M